Exhibit 24



                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                 /s/ Stephen C. Hilbert
                                                 ----------------------
                                                 Stephen C. Hilbert

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                      /s/ Rollin M. Dick
                                                      ------------------
                                                      Rollin M. Dick

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as her attorney-in-fact to sign on her behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                     /s/ Ngaire E. Cuneo
                                                     -------------------
                                                     Ngaire E. Cuneo

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                       /s/ David R. Decatur
                                                       --------------------
                                                       David R. Decatur

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                       /s/ Louis P. Ferrero
                                                       ---------------------
                                                       Louis P. Ferrero

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                        /s/ Donald F. Gongaware
                                                        -----------------------
                                                        Donald F. Gongaware

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                         /s/ M. Phil Hathaway
                                                         --------------------
                                                         M. Phil Hathaway

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                       /s/ James D. Massey
                                                       -------------------
                                                       James D. Massey

                                POWER OF ATTORNEY

         The undersigned hereby appoints Lawrence W. Inlow, Karl W. Kindig and Kathleen S. Kiefer, and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign on his behalf, in any and all capacities, the Registration Statement to which this Power of Attorney is an exhibit and to file the Registration Statement and all amendments and post-effective amendments to the Registration Statement and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact lawfully does or causes to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of December, 1996.


                                                      /s/ Dennis E. Murray, Sr.
                                                      -------------------------
                                                      Dennis E. Murray, Sr.